UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 25, 2005

SUMMIT FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina	No. 000-19235	57-0892056
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

937 No. Pleasantburg Drive	29607
Greenville, SC	(Zip Code)
(Address of principal executive offices)

(864) 242-2265
Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed shince last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 25, 2005, Summit Financial Corporation issued a news release announcing its financial results for the fourth quarter and year ended December 31, 2004 (the "News Release").  The News Release is attached as Exhibit 99 to this report.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

    99.1 - Summit Financial Corporation Press Release dated January 25, 2005 containing unaudited financial information and accompanying discussion for the quarter and year-to-date period ended December 31, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT FINANCIAL CORPORATION

Date: January 25, 2005	By:
J. Randolph Potter
President and Chief Executive Officer

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EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Press Release dated January 25, 2005	Furnished herewith